SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  March 31, 2004

Bio-One Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31889	65-0815746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Winter Springs Boulevard, Winter Springs, Florida  32708

(Address of principal executive offices)(Zip code)

(407) 977-1005

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01  Acquisition Or Disposition Of Assets

Bio-One Corporation, a Nevada corporation (“Bio-One”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”), dated March 31, 2004, by and among Bio-One Interactive Nutrition Inc., a corporation governed by the laws of Canada (“INI”) and Eli Nesrallah, Joseph Nesrallah and Panela Nesrallah. Pursuant to the Share Exchange Agreement, Bio-One acquired all of the issued and outstanding capital stock in INI for an aggregate purchase price of C$30,000,000. Bio-One paid C$15,000,000 in cash at closing and issued a Convertible Promissory Note in the principal amount of C$15,000,000, which Bio-One is obligated to repay in 57 consecutive monthly installments of C$263,158 commencing on July 1, 2004.

Item 9.01.  Financial Statements And Exhibits

(a)

Financial Statements

Attached herewith.

(b)

Pro Forma Financial Information

Attached herewith.

(c)

Exhibits

Exhibit	Description	Location
16.1	Share Purchase Agreement, dated March 31, 2004, by and among Bio-One Corporation, Interactive Nutrition Inc., Eli Nesrallah, Joseph Nesrallah and Panela Nesrallah	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.2	Convertible Promissory Note, dated March 31, 2004, in the principal amount of C$15,000,000 issued to Interactive Nutrition Inc.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.3	Executive Employment Agreement, dated March 31, 2004, by and among Interactive Nutrition Inc., Bio-One Corporation and Eli Nesrallah	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.4	Executive Employment Agreement, dated March 31, 2004, by and among Interactive Nutrition Inc., Bio-One Corporation and Eli Nesrallah	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.5	Executive Employment Agreement, dated March 31, 2004, by and among Interactive Nutrition Inc., Bio-One Corporation and Panela Nesrallah	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.6	Share Pledge Agreement, dated March 31, 2004, by and among Bio-One Corporation, Interactive Nutrition Inc. and Interactive Nutrition International Inc.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004
16.7	General Security Agreement, dated March 31, 2004, by and between Interactive Nutrition International Inc. and Interactive Nutrition Inc.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on April 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-ONE CORPORATION

Date: November 3, 2004	By: /s/ Armand Dauplaise
Name: Armand Dauplaise
Its: President, Chief Executive Officer,
Principal Accounting Officer and Director

(a)

Financial Statements:

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Financial Statements

December 31, 2003

(With Independent Auditors’ Report Thereon)

F-1

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Independent Auditors’ Report

Shareholders and Board of Directors

Interactive Nutrition International, Inc.

We have audited the accompanying balance sheet of Interactive Nutrition International, Inc. as of December 31, 2003 and the related statements of operations and retained earnings, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Because we were not engaged as auditors until after December 31, 2002, we were not present to observe the physical inventory taken at that date and we were unable to satisfy ourselves regarding inventory quantities by means of other audit procedures.  The amount of inventory at December 31, 2002, materially affects the determination of the results of operations and cash flows for the year ended December 31, 2003.

Because of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations and cash flows for the year ending December 31, 2003.

In our opinion, the balance sheet referred to above, present fairly, in all material respects, the financial position of Interactive Nutrition International, Inc. as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Tschopp, Whitcomb & Orr, P.A.

July 6, 2004

Maitland, Florida

INTERACTIVE NUTRITIONAL INTERNATIONAL, INC.

Balance Sheet

December 31, 2003

Assets

Current assets:
Accounts receivable	$1,304,082
Inventory	2,892,080
Prepaid expenses	4,031

Total current assets	4,200,193

$4,200,193

Liabilities and stockholders' (deficit)

Current liabilities:
Bank indebtedness	$205,920
Accounts payable and accrued expenses	674,479
Due to affiliate	184,095
Income taxes payable	1,081,156

Total current liabilities	2,145,650

Stockholders' (deficit):
Common stock, no par value, 100,000,000 shares
authorized, 101 shares issued and outstanding	78
Retained earnings	1,862,737
Other comprehensive income	191,728

2,054,543

$4,200,193

See accompanying note to the financial statements.

NTERACTIVE NUTRITION INTERNATIONAL, INC.

Statement of Operations

For the year ended December 31, 2003

Revenue	$11,509,533

Cost of sales	7,905,921

Gross profit	3,603,612

Selling, general and administrative expenses	760,263

Operating income	2,843,349

Interest expense	51,536

Net income before income taxes	2,791,813

Income taxes	1,028,199

Net income	1,763,614

Other comprehensive income:
Foreign exchange gain	191,728

Comprehensive income	$1,955,342

See accompanying notes to the financial statements.

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Statement of Stockholder Equity

Year ended December 31, 2003

	Common Stock	Retained Earnings	Other Comprehensive Income	Total Stockholders' Equity

Balances,
December 31, 2002	$78	99,123	—	99,201

Net income	—	1,763,614	—	1,763,614

Foreign currency
transalation adjustment	—	—	191,728	191,728

Balances,
December 31, 2003	$78	1,862,737	191,728	2,054,543

See accompanying notes to the financial statements.

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Statements of Cash Flows

For the year ended December 31, 2003

Comprehensive income	$1,955,342
Adjustment to reconcile net income to net cash
(provided by) operating activities:
Foreign exchange gain	(191,728)
Changes in operating assets and liabilities:
Accounts receivable	(25,555)
Inventory	(736,967)
Prepaid expenses	2,711
Other liabilities	(284,895)
Income taxes payable	1,248,677
Accounts payable and accrued expenses	99,281

Net cash provided by operating activities	2,066,866

Cash flows from financing activities:
Proceeds from amounts due to affiliate	(1,686,342)
Payments, bank debt	(380,524)

Net cash used in financing activities	(2,066,866)

Net (decrease) increase in cash	—

Beginning - cash balance	—

Ending - cash balance	$—

Supplemental cash flow information:
Cash paid for income taxes	$—
Cash paid for interest	$51,536

See accompanying notes to the financial statements.

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Notes to Financial Statements

December 31, 2003

(1)

Organization and Summary of Significant Accounting Policies

(a)

Organization

The Company was incorporated on in 2002 in Ottawa, Ontario and is in the business of marketing and distributing nutritional products.

(b)

Revenue Recognition

The Company recognizes revenue when its products are shipped or services are provided.

(c)

Inventory

Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.

(d)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

(e)

Advertising Costs

The Company expenses all costs of advertising as incurred.  Advertising costs included in selling, general and administrative expenses aggregated $106,889 during 2003.

(f)

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include, cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company’s long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.

(Continued)

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Notes to Financial Statements

December 31, 2003

(1)

Organization and Summary of Significant Accounting Policies (continued)

(g)

Long-Lived Assets

The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment.  To date, no such impairment has been indicated.  Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

(h)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

(i)

Income Taxes

The Company follows SFAS 109, “Accounting for Income Taxes” for recording the provision for incomes taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

(Continued)

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Notes to Financial Statements

December 31, 2003

(2)

Bank Indebtedness

The Company has negotiated a $1,392,840 operating line of credit. As at December 31, 2003, the balance of the line of credit is $205,057.  The bank indebtedness bears interest at prime plus 0.25% and is secured by a general security agreement covering all assets. It is guaranteed by the parent company, Interactive Nutrition Inc., along with a limited guarantee of $58,035 by a director.

(3)

Related Party Transactions

During the year, the Company advanced monies to and received monies from some of the directors. As at December 31, 2003, the Company owed the directors $1,079. The amount is unsecured, due on demand without interest and without fixed terms of repayment.

During the year, the Company advanced monies to and received monies from its parent company, Interactive Nutrition Inc. As at December 31, 2003, the net balance payable to the parent is $183,016 (2002 - $286,974). The amount is unsecured and due on demand without interest and is not expected to be repaid in the next fiscal year.

Included in the expenses for the year is rent of $128,932 for building rental, $128,932 for equipment rental and $7,163 for license leasing paid to the parent company, Interactive Nutrition Inc. The transactions are conducted on the same terms and at similar prices as transactions with unrelated parties.

Subsequent to the year end, the Company purchased formulas, patents, processes and trademarks as well as property and equipment assets from its parent company for $12,362,220.

(4)

Financial Instruments and Risk Management

Currency Risk Management

The Company is exposed to currency risk on its purchases and sales. The Company translates monetary assets and liabilities at the rate of exchange in effect at the balance sheet date and non-monetary assets and liabilities at historical exchange rates. Revenues and expenses are translated at current rates in the month they occurred. Gains and losses on translation are recorded in the statement of income.

(Continued)

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Notes to Financial Statements

December 31, 2003

(4)

Financial Instruments and Risk Management (Continued)

Currency Risk Management (Continued)

The Company manages its exposure to fluctuations in foreign exchange rates by entering into derivative financial instrument contracts.

As at December 31, 2003, the Company has foreign currency forward contracts to sell Canadian dollars and buy $300,000 U.S. dollars at an average exchange rate of 1.3280. The contracts mature at various dates between January 1 and March 31, 2004.

Credit Risk Management

The Company is exposed to credit risk on the accounts receivable from its customers.  In order to reduce its credit risk, the Company has adopted policies which include the analysis of the financial position of its customers and the regular review of their credit limits.

Fair Value of Financial Instruments

The carrying amount of accounts receivable, accounts payable and accrued liabilities, and due to related parties approximates their fair value of the short-term maturities of these items.

(5)

Subsequent Event

On March 31, 2004, the parent company, Interactive Nutrition Inc. entered into a purchase and sale agreement to sell the shares of Interactive Nutrition International Inc., with an arms length purchaser.

(b)

Pro Forma Financial Information

INTERACTIVE NUTRITION INTERNATIONAL, INC

Unaudited Pro Forma Consolidated Balance Sheet

Year Ended December 31, 2003

	BIO-ONE Corporation	Interactive Nutrition International, Inc.		Proforma Adjustments	Proforma
Assets

Current assets:
Cash	$210,021	$		—	210,021
Accounts receivable	16,652		1,454,082	—	1,470,734
Inventory	23,537		3,092,080	—	3,115,617
Deposits and prepaid expenses	35,437		4,031	—	39,468
Total current assets	285,647		4,550,193	—	4,835,840

Buildings, Furniture, Equipment, net	38,003			—	38,003
Other assets	302,276			—	302,276
Total assets	$625,926		4,550,193	—	5,176,119

Liabilities and Stockholder's Equity

Current liabilities:
Current portion of notes payable	$574,502		$388,936	—	963,438
Accounts payable and accrued expenses	184,420		1,756,714	—	1,941,134
Total current liabilities	758,922		2,145,650	—	2,904,572

Long-term Liabilities
Buildings & Equipment	—			—
Total Liabilities	$758,922		$2,145,650	—	2,904,572

Stockholder's Equity:
Common stock	44,238		78		44,316
Preferred stock	—				—
Additional paid—in capital	3,081,750				3,081,750
Retained earnings	(3,258,984)		2,404,465		(854,519)
Total stockholder's equity	(132,996)		2,404,543	—	2,271,547
Total liabilities and stockholder's equity	$625,926		$$4,550,193	—	5,176,119

See accompanying notes to the financial statements.

INTERACTIVE NUTRITION INTERNATIONAL, INC.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

	BIO-ONE Corporation	Interactive Nutrition International, Inc.	Proforma Adjustments	Proforma

Revenue	$103,312	$11,509,533	—	11,612,845

Cost of sales	35,296	7,705,921	—	7,741,217

Gross profit	68,016	3,803,612	—	3,871,628

Operating expenses:
Selling, General and administrative	1,435,963	610,263	—	2,046,226

Operating Income	(1,367,947)	3,193,349	—	1,825,402

Interest expense	15,165	51,536	—	66,701
Other income	—		—	—

Income before taxes	(1,383,112)	3,141,813	—	1,758,701

Provision for income taxes	—	(1,028,199)	—	(1,028,199)

Net income	(1,383,112)	2,113,614	—	730,502

Basic earnings per share	($0.04)	$20,927		0.02

Basic weighted average shares outstanding	35,424,123	101		35,424,224

Diluted earnings per share	($0.04)	$20,927		0.02

Diluted weighted average shares outstanding	35,424,123	101		35,424,224

See accompanying notes to the financial statements.